22124
                        POWER OF ATTORNEY



     I, the undersigned, hereby constitute and appoint MARTIN MUCCI as my true and lawful agent and attorney-in-fact to act with full power and authority and in my name, place and stead as I, myself, could act for the sole purpose of executing the Form 10-K of Frontier Telephone of Rochester, Inc. for the year ended December 31, 1998, pursuant to Instruction D(2)(a) of the Form 10-K and in accordance with Regulation S-K Item 601(b)(24) of the Securities Act of 1933 and the Securities Exchange Act of 1934, and with full and unqualified authority to delegate such power to any person or persons as my attorney-in-fact shall select.

     IN WITNESS WHEREOF, THIS INSTRUMENT HAS BEEN SIGNED AND
DELIVERED BY THE UNDERSIGNED AS OF MARCH 15, 1999.


                             /s/ Harlan D. Calkins

                            ____________________________________
                               Harlan D. Calkins

                             /s/ Katherine M. Clark

                            ____________________________________
                              Katherine M. Clark

                              /s/ Maurice F. Holmes

                            ____________________________________
                                Maurice F. Holmes

                              /s/ Thomas H. Jackson

                            ____________________________________
                               Thomas H. Jackson

                              /s/ Robert Johnson

                            ____________________________________
                                Robert Johnson

                             /s/ Richard P. Miller, Jr.

                            ____________________________________
                               Richard P. Miller, Jr.

                              /s/ Christine B. Whitman

                            ____________________________________
                                Christine B. Whitman